Exhibit 10.38
                                                      -------------


                  Supplemental Agreement No. 6

                               to

                   Purchase Agreement No. 1663

                             between

                       The Boeing Company

                               and

                     UNITED AIR LINES, INC.

            Relating to Boeing Model 777-222 Aircraft


     THIS SUPPLEMENTAL AGREEMENT, entered into as of November 6,
1998 by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in Seattle, Washington, (Boeing) and United Air Lines, Inc., a corporation (Buyer);


     WHEREAS, the parties hereto entered into Purchase Agreement
No. 1663 dated December 18, 1990, relating to Boeing Model 777-
222 aircraft (the Agreement) and;

     WHEREAS, Boeing and Buyer wish to amend the Agreement to reflect the revised description of the "B" Market Aircraft.


NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. In the third sentence of Paragraph 1.1.2 entitled "B Market Aircraft Description," replace the words [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with the words [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.     In Paragraph 3.1.2 entitled "Basic Price for the Block A
"B" Market Aircraft",:

        (i)     Revise the title to read "Basic Price for Certain
Block A "B" Market and All Block B "B" Market Aircraft",


P.A. No. 1663                   S6-1                       SA6


        (ii) Replace the words before subclause "(i)" with the following:

        "The basic price of each of the Block A "A" Market, except the [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Aircraft, and the basic price of all Block B "B" Market Aircraft shall be equal to the sum of"

3.     In Paragraph 3.1.3 entitled "Basic Price for the Block B
"B" Market Aircraft,

       (i) Revise the title to read "Basic Price for the Remaining Block A "B" Market Aircraft.

       (ii) Replace the words before subclause "(i)" with the following:

        "The basic price of the [*CONFIDENTIAL MATERIAL OMITTED
AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Block A "B"
Market Aircraft shall be equal to the sum of"

4. Exhibit A-2 is deleted and replaced with a revised Exhibit A-2, which is attached hereto. The prices of the changes listed in the revised Exhibit A-2 hereto cancel and supersede any prices previously quoted by Boeing for such changes in Change Requests, Master Changes or Change Orders.

5.     Boeing and Buyer agree that the effects of Change Order 8
to the Agreement are incorporated in the revised Exhibit A-2 which is attached hereto.

The Agreement will be deemed to be supplemented to the extent herein provided and as so supplemented will continue in full force and effect.

                         ************************

             EXECUTED as of the day and year first above written.

THE BOEING COMPANY                  UNITED AIR LINES, INC.

By  /s/ Brian R. Belka              By /s/ Douglas A. Hacker
    ------------------                 ---------------------
                                           Douglas A. Hacker


Its Attorney-in-Fact                Its Senior Vice President and
    ----------------                    -------------------------
                                        Chief Financial Officer


P.A. No. 1663                S6-2                        SA6


                     AIRCRAFT CONFIGURATION

                             between

                       THE BOEING COMPANY

                               and

                     UNITED AIR LINES, INC.



          Exhibit A-2 to Purchase Agreement Number 1663


P.A. No. 1663                     A-2                         SA6
                                   i


                     AIRCRAFT CONFIGURATION

                     Dated November 6, 1998

                           relating to

            BOEING MODEL 777-222 "B" MARKET AIRCRAFT



    The Detail specification, referred to in Article 1 of the Purchase Agreement for the "B" Market Aircraft is Boeing Detail Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], revision A dated as of January 4, 1997. Such Detail Specification will be comprised of Boeing Configuration Specification [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] as amended to incorporate the applicable specification language as further revised to reflect the effect of the changes set forth in the Changes listed below, including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight
(OEW). It is understood and agreed that the Basic Price of the "B" Market Aircraft set forth in Article 3 of this Agreement, reflects and includes all applicable price effects of such changes.


P.A. No. 1663                   A-2                        SA6
                                 ii


Exhibit A-2 to
Purchase Agreement No. 1663
Page 1

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 2

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 3

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 4

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 5

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 6

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 7

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 8


                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 9

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 10

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 11

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 12

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 13


                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 14

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 15

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 16

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]


Exhibit A-2 to
Purchase Agreement No. 1663
Page 17

                                                   FOLLOW-ON
                                                   PRICE
                                                   PER A/C
                              PRICE                [*CONFIDENTIAL
                              PER A/P              MATERIAL
                              [*CONFIDENTIAL       OMITTED AND
                              MATERIAL OMITTED     FILED
                              AND FILED            SEPARATELY
                              SEPARATELY WITH      WITH THE
                              THE SECURITIES       SECURITIES
                              AND EXCHANGE         AND EXCHANGE
                              COMMISSION           COMMISSION
                              PURSUANT TO A        PURSUANT TO A
                              REQUEST FOR          REQUEST FOR
                              CONFIDENTIAL         CONFIDENTIAL
CR/TITLE                      TREATMENT]           TREATMENT]
=======================      ==================   ===============

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]